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
Lexington Growth and Income Fund, Inc.            Lexington GNMA Income Fund, Inc.
Lexington Global Corporate Leaders Fund, Inc.     Lexington Global Income Fund, Inc.
Lexington International Fund, Inc.                Lexington Money Market Trust
Lexington Worldwide Emerging Markets Fund, Inc.   Lexington Goldfund, Inc.
Lexington Small Cap Asia Growth Fund, Inc.        Lexington Silver Fund, Inc.
Lexington Troika Dialog Russia Fund, Inc.
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                         Supplement dated March 7, 2000
                       To the Prospectus dated May 3, 1999

Lexington Global Asset Managers, Inc. ("LGAM"), the corporate parent of Lexington Management Corporation ("LMC"), the investment adviser to each of the Lexington Funds (the "Funds"), has entered into an agreement dated February 28, 2000 with ReliaStar Financial Corporation ("ReliaStar") for ReliaStar to acquire LGAM.

Completion of the acquisition is subject to customary conditions, including approval by LGAM shareholders and regulatory approvals. In addition, the Directors/Trustees of each Lexington Fund will be asked to approve a new investment advisory agreement with Pilgrim Investments, Inc., a subsidiary of ReliaStar, which manages, markets and distributes open-end and closed-end investment companies and structured finance products. If approved by the Directors/Trustees of the Funds, shareholders of each Fund will be asked to consider the new investment advisory agreements at a special meeting of shareholders.

ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefit products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education.